UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2005 (August 23, 2005)
LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-51251 (Commission File Number)	20-1538254 (IRS Employer Identification No.)

103 Powell Court, Suite 200 Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)
(615) 372-8500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.
     On April 15, 2005, in connection with the business combination with Province, LifePoint Hospitals, Inc., a Delaware corporation (the “Company”), entered into a Credit Agreement with Citicorp North America, Inc., as administrative agent, the lenders referred to therein, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (the “Credit Agreement”). The Credit Agreement provides for secured term B loans up to $1,250,000,000 maturing on April 15, 2012 (the “Term B Loans”) and revolving loans up to $300,000,000 maturing on April 15, 2010 (the “Revolving Loans”). In addition, the Company may request additional tranches of Term B Loans up to $400,000,000 and additional tranches of Revolving Loans up to $100,000,000. The Credit Agreement is included as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated April 15, 2005 and is incorporated herein by reference.
     On August 23, 2005 LifePoint announced that it has exercised its right under the Credit Agreement to increase the availability of the Term B Loans thereunder by up to $150,000,000 and has borrowed $150,000,000 in the form of the incremental Term B Loans thereunder. The proceeds of these incremental Term B Loans will be used for general corporate purposes including to repay the Revolving Loans which were incurred under the Credit Agreement to finance the acquisition of Danville Regional Medical Center.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit
Number	Description

10.1	Credit Agreement, dated as of April 15, 2005, among Lakers Holding Corp. (to be renamed LifePoint Hospitals, Inc.), as borrower, the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (incorporated by reference to exhibit 10.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated April 15, 2005).

10.2	Incremental Facility Amendment dated August 23, 2005 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto.

99.1	Press release.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.
By:	/s/ William F. Carpenter III
Name:	William F. Carpenter III
Title:	Executive Vice President, General Counsel and Secretary

Date: August 23, 2005

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Credit Agreement, dated as of April 15, 2005, among Lakers Holding Corp. (to be renamed LifePoint Hospitals, Inc.), as borrower, the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (incorporated by reference to exhibit 10.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated April 15, 2005).

10.2	Incremental Facility Amendment dated August 23, 2005 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto.

99.1	Press release.